[front cover]

                   [magnified circle of stock market report]
                                     FIRST
                                    QUARTER
                                     REPORT
                                      1998

[Liberty All*Star logo]  LIBERTY
                         ALL*STAR
                         --------
                        GROWTH FUND

                                                               CHAIRMAN'S LETTER
 ................................................................................

To Our Fellow Shareholders:                                             May 1998

     The net asset value (NAV) of a common share of the Fund rose from $12.89 on December 31, 1997, to $14.36 on March 31, 1998, after deducting the distribution of 35 cents declared during the quarter. The market price of a share of the Fund traded in a range from $11.625 to $13.938 before closing the quarter at $13.50. The ending price represented a discount to NAV of 6.0 percent compared with a discount to NAV of 7.4 percent on December 31, 1997. Key investment results and comparisons are noted below.

     As the table shows, during the first quarter the Fund's net asset value increased 14.2 percent, which compares with an increase of 12.8 percent for the Lipper Growth Mutual Fund Average (the Fund's primary benchmark) and an increase of 16.9 percent for the NASDAQ Composite. For the last 12 months, the Fund's net asset value was up 47.1 percent compared with 42.9 percent for the Lipper Growth Mutual Fund Average and 50.3 percent for the NASDAQ Composite.

     The S&P 500 continued its advance for an unprecedented 13th quarter in a row, ending the quarter at 1101.75 after reaching a new high of 1105.65 on March
24. Market leadership shifted from value to growth stocks and remained with the larger capitalization companies. Smaller capitalization stocks have under-performed since last summer, when the Asian financial crisis triggered a flight-to-quality mentality. Our multi-management investment approach gives your fund representation across the market capitalization spectrum, thereby dampening these quarter-to-quarter gyrations in leadership. Mr. Christensen, in his President's letter, elaborates further on the divergence in returns between small and large capitalization growth stocks.

     I would like to welcome a new director to the board, John J. Neuhauser, who was elected by shareholders at their recent meeting. All other directors continue in office and all other proposals placed before the meeting were also approved.

Sincerely,


/s/ Harold W. Cogger
Harold W. Cogger
Chairman of the Board of Directors
Liberty All-Star Growth Fund, Inc.
Executive Vice President
Liberty Financial Companies, Inc.

--------------------------------------------------------------------------------
                                            First Quarter       Latest 12 Months
--------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.
    Shares Valued at Net Asset Value         14.2%                47.1%

    Shares Valued at Market Price
    With Dividends Reinvested                16.0%                49.6%

    Fund's Closing Price Range          $13.938 to $11.688     $13.938 to $9.625

    Fund's Discount Range                    8.1% to 0.3%          12.7% to 0.3%

Lipper Growth Mutual Fund Average            12.8%                42.9%

S&P 500 Stock Index                          14.0%                48.0%

Dow Jones Industrial Average                 11.7%                36.0%

NASDAQ Composite Index                       16.9%                50.3%

Figures shown for the Fund and the Lipper Growth Mutual Fund Average are total returns, which include income, after deduction of fees and other operating expenses. Figures shown for the unmanaged S&P 500 Stock Index and the Dow Jones Industrial Average are total returns including income. Figures for the unmanaged NASDAQ Index are total returns excluding income.
--------------------------------------------------------------------------------
                                                                               1

PRESIDENT'S LETTER
 ...............................................................................
To Our Fellow Shareholders:                                            May 1998

     Growth stocks rebounded from their weak relative performance during the fourth quarter of last year, but, as has typically been the case for the past couple of years, the larger growth stocks turned in the best results. Interesting, however, is how the performance advantage of large growth stocks narrowed during the last quarter, as the chart below illustrates. It appears that, for the time being, the negative sentiment created by the Asian financial crisis, which drove small growth stocks sharply lower in the fourth quarter, has generally dissipated. The speed and magnitude in which events are discounted in today's market environment make it even more difficult to anticipate which investment style or strategy will be in favor. The chart also illustrates how sharply the quarterly return patterns have differed for large and small capitalization growth stocks (as represented by the Russell 1000 and 2000 indices, respectively) during the past year. LAMCO's multi-managed investment approach mitigates the fluctuations in returns associated with random shifts in leadership by blending three complementary investment styles which cover the market capitalization spectrum.

     More than 61% of the Fund's shareholders elected to take newly issued shares, valued at the closing market price of $13.625 on April 3, 1998, in the recent first quarter distribution. By taking newly issued shares, rather than cash, shareholders are able to reinvest their capital gains in the Fund so they can build additional value through compounding.

     William Blair & Company is the subject of the manager interview beginning on page 6. John Jostrand, Principal, discusses the firm's investment philosophy and decision making process as well as particular stocks that are representative of the firm's style of investing.

     The Board of Directors has authorized and set the terms of an offering to its shareholders of rights to purchase additional shares of the Fund. Shareholders will be issued non-transferable rights entitling them to subscribe for one additional share for every 10 shares held, with the right to subscribe for additional shares not subscribed for by others in the primary subscription. The subscription price will be 95 percent of the lower of the closing market price or net asset value on the business day following the expiration of the subscription period.

     The rights offering is subject to the effectiveness of the Fund's registration statement to be filed with the Securities and Exchange Commission and will be made only by means of a prospectus to be mailed to shareholders. Subject to effectiveness of the registration statement, it is anticipated that the offering will commence in June, 1998, and will continue for approximately 30 days.

     Thank you for your continuing support of the Fund.

Sincerely,


/s/ Richard R. Christensen
Richard R. Christensen
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company

[typeset representation of bar chart]

RUSSELL 1000 GROWTH VS RUSSELL 2000 GROWTH
--------------------------------------------------------------------------------
Large Outperformed Small
2Q97      1.4%
3Q97      -9.4%
4Q97      9.7%
1Q98      3.3%

Small Outperformed Large
--------------------------------------------------------------------------------

[end bar chart]

                                  PORTFOLIO MANAGERS / PORTFOLIO CHARACTERISTICS
 ................................................................................

THE FUND'S THREE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE
ARE:

MISSISSIPPI VALLEY ADVISORS INC. (MVA)
Small capitalization growth companies that sell at a reasonable current price relative to their projected one and three year growth rates.

WILLIAM BLAIR & COMPANY
Companies with high profitability and enduring growth across a broad range of market capitalizations.

OPPENHEIMER CAPITAL
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS
The Portfolio Characteristics table on this page is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's three Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the first column shows portfolio characteristics for the S&P SmallCap 600 Index (a representative index of small capitalization companies), and the final column shows portfolio characteristics for the S&P 500 Stock Index (a representative index of large capitalization companies).

PORTFOLIO CHARACTERISTICS AS OF MARCH 31, 1998
(UNAUDITED)

MARKET CAPITALIZATION SPECTRUM
SMALL                             LARGE
[screened band going from light to dark]

                                           S&P
                                        Small Cap                    William       Oppen-     Total             S&P
                                        600 Index      MVA            Blair        heimer      Fund           500 Index
-----------------------------------------------------------------------------------------------------------------------
Number of Holdings                         600           78          50           31           154              500

Weighted Average Market
Capitalization (billions)                 $1.1         $1.6         $23          $32           $19.2            $64


Percent of Holdings in S&P 500              --            6%         59%          72%           46%              --

Average Five-Year Earnings
Per Share Growth                            --           22%         26%          20%           23%              17%

Dividend Yield                             0.7%         0.5%        0.4%         1.1%           0.7%            1.4%

Average Price/Earnings Ratio                21x          20x         33x          19x            24x             25x

Average Price/Book Value Ratio             2.9x         3.9x        6.5x         3.8x           4.8x            4.6x

TOP 50 HOLDINGS
 ................................................................................


  RANK         RANK                                                          MARKET
  AS OF        AS OF                                                         VALUE)               PERCENT OF
  3/31/98      12/31/97      SECURITY NAME                                   ($000)               NET ASSETS
-------------------------------------------------------------------------------------------------------------
    1             1          Federal Home Loan Mortgage Corp.                $4,412                  2.4%
    2             2          Automatic Data Processing, Inc.                  3,158                  1.7
    3             5          EXEL Limited                                     3,100                  1.7
    4             8          Morgan Stanley, Dean Witter, Discover & Co.      3,006                  1.6
    5             3          Travelers Group, Inc.                            3,000                  1.6
    6            11          Countrywide Credit Industries, Inc.              2,925                  1.6
    7             4          Intel Corp.                                      2,886                  1.6
    8             6          Citicorp                                         2,840                  1.5
    9             9          ACE Limited                                      2,827                  1.5
   10            46          R.R. Donnelley & Sons Co.                        2,727                  1.5
   11            25          Nokia Corp. ADR                                  2,698                  1.5
   12             7          Minerals Technologies, Inc.                      2,453                  1.3
   13            10          Progressive Corp.                                2,424                  1.3
   14            14          Sprint Corp.                                     2,373                  1.3
   15            12          Viking Office Products, Inc.                     2,365                  1.3
   16            13          AMRCorp.                                         2,291                  1.2
   17            21          AFLAC,Inc.                                       2,214                  1.2
   18            20          State Street Corp.                               2,144                  1.2
   19            17          Transamerica Corp.                               2,097                  1.1
   20            23          MBNA Corp.                                       2,048                  1.1
   21            18          Boeing Co.                                       2,033                  1.1
   22            26          Caterpillar, Inc.                                1,982                  1.1
   23            29          American International Group, Inc.               1,889                  1.0
   24            28          Home Depot, Inc.                                 1,882                  1.0
   25            15          Household International, Inc.                    1,873                  1.0
   26            31          LucasVarity PLC ADR                              1,859                  1.0
   27            33          Shared Medical Systems Corp.                     1,842                  1.0
   28            24          HEALTHSOUTH Corp.                                1,790                  1.0
   29            41          Staples, Inc.                                    1,774                  1.0
   30            22          Molex, Inc.                                      1,727                  0.9
   31            38          General Electric Co.                             1,721                  0.9
   32            60          Acxiom Corp.                                     1,714                  0.9
   33            35          Lockheed Martin Corp.                            1,688                  0.9
   34            27          Wells Fargo & Co.                                1,656                  0.9
   35            40          Cendant Corp.                                    1,652                  0.9
   36            34          Illinois Tool Works, Inc.                        1,625                  0.9
   37            16          Arrow Electronics, Inc.                          1,624                  0.9
   38            44          Airtouch Communications, Inc.                    1,615                  0.9
   39            19          Pfizer, Inc.                                     1,595                  0.9
   40            45          May Department Stores Co.                        1,588                  0.9
   41            48          Monsanto Co.                                     1,560                  0.8
   42            50          Cognizant Corp.                                  1,555                  0.8
   43            32          Microsoft Corp.                                  1,538                  0.8
   44            47          CVS Corp.                                        1,525                  0.8
   45            36          Gartner Group, Inc., Class A                     1,480                  0.8
   46           107          Money Store, Inc. (The)                          1,463                  0.8
   47            43          Dole Food Co.                                    1,451                  0.8
   48            58          Zebra Technologies Corp., Class A                1,451                  0.8
   49            52          Network General Corp.                            1,447                  0.8
   50            39          Medtronic, Inc.                                  1,427                  0.8

                                        MAJOR STOCK CHANGES IN THE FIRST QUARTER
 ................................................................................

The following are the major ($500,000 or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the first quarter of 1998.

                                                              SHARES
                                               --------------------------------------
                                                                            HELD AS
SECURITY NAME                                   ADDITIONS   REDUCTIONS     OF 3/31/98
-------------------------------------------------------------------------------------
ADC Telecommunications, Inc.                      24,100                    24,100
Alternative Resources Corp.                       28,100                    28,100
Aspen Technology, Inc.                            17,500                    17,500
General Scanning, Inc.                            34,000                    34,000
IRI International Corp.                           53,000                    53,000
Mattel, Inc.                                      17,000                    17,000
Maxxim Medical, Inc.                              28,000                    28,000
Photronics, Inc.                                  25,000                    25,000
PRI Automation, Inc.                              22,000                    22,000
R.R. Donnelley & Sons Co.                         31,400                    66,400
Shire Pharmaceuticals ADR                         31,184                    31,184
Sovereign Bancorp, Inc.                           42,000                    42,000
The Sports Authority, Inc.                        49,000                    49,000

Boston Scientific Corp.                                      (11,500)        1,500
Charter One Financial, Inc.                                  (11,500)            0
Computer Associates International, Inc.                      (10,750)            0
First Data Corp.                                             (16,600)       38,470
Furniture Brands International, Inc.                         (23,000)            0
IXC Communications, Inc.                                     (12,300)       20,700
Mobile Telecommunication Technologies Corp.                  (29,200)       20,746
Pfizer, Inc.                                                  (8,800)       16,000
PMI Group, Inc.                                              (10,000)            0
Reuters Holdings PLC ADR                                     (17,200)            0
Revlon, Inc.                                                 (17,200)            0
Samsonite Corp.                                              (24,400)            0
Triton Energy Corp.                                          (21,400)        5,600
U.S. Freightways Corp.                                       (18,400)       26,900

MANAGER INTERVIEW
 ................................................................................

[photo of John F. Jostrand]

JOHN F. JOSTRAND
William Blair & Company

Manager Interview: Management is the Key Factor Behind Companies That Can Generate Consistently Good Growth Rates. The Key to Finding Those
Companies is Old-Fashioned Field Research.

William Blair & Company is one of All-Star Growth Fund's three portfolio managers. Chicago-based William Blair is a growth style manager emphasizing disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts that leads research aimed at identifying companies that have the opportunity to grow in a sustainable fashion for extended periods of time. In the first quarter report a year ago, shareholders were introduced to Portfolio Manager John F. Jostrand, as William Blair had been retained during the first quarter of 1997. Recently, we had the opportunity to visit once again with Mr. Jostrand.

--------------------------------------------------------------------------------
The views expressed in this interview represent the manager's views at the time of the discussion and are subject to change.
--------------------------------------------------------------------------------

LAMCO: Perhaps we can begin with a review of some of the broad factors that distinguish William Blair & Company, including your investment philosophy, objectives and style, as well as investment approach and process.

JOSTRAND: William Blair has been in the investment business for over 60 years and throughout that period we have followed the same basic tenets, which are to research and invest client funds in what we call quality growth stocks. To us, quality means sustainable growth. Our process is based on solid, fundamental, bottom-up company research.

     The way in which we separate and identify quality growth stocks is by employing an outstanding group of analysts who do extensive, old-fashioned field work to research companies and industries. They review company financial statements; interview company managements, customers and competitors; review market share trends and other industry data; and evaluate the product or service advantages that companies offer their customers. Based on this information, the analysts establish financial projections that are the basis for stock purchases.

     So far, this is not unlike the approach followed by many other investment firms. But, there are a few things that differentiate William Blair. The first would be the number of analysts on the staff, more than 30 of them and growing. We continue to invest extensively in that part of our business. And, importantly, relative to the $9 billion in assets that our firm manages, the ratio of analysts to assets is quite high. In addition, our analysts are uniformly focused on the same philosophy of quality, sustainable growth. They also spend their time on a fairly limited number of stocks. In some investment firms, analysts cut across a wide range of different industries and all the various stocks within those industries. Our analysts tend to focus on a limited number of stocks in order to know them very well.

LAMCO: Will an analyst stay within a single industry?

JOSTRAND: We give them a fair amount of latitude, but we do like them to stay within a particular economic sector. For example, we may define a sector as "business services" rather than just "industrial distribution," which might be a little too narrow.

     The reason is that we want the analysts to have enough commonality among the companies or customers they cover to leverage their contacts and expertise. But, we also want them to find the best companies, which means that once they get beyond the top two or three players in an industry they're probably wasting their time. So, we give them a fair amount of autonomy, and it has worked well for a long time.

LAMCO: You have said in the past that the analysts take more of a qualitative approach than a quantitatively-driven one.

JOSTRAND: Very much so. You could describe our growth stock philosophy as going after "a slice of growth," not just any growth stock. In other words, we are after the highest quality, most consistent growth stocks. That drives our qualitative approach. If we simply ran a computer screen on all companies

                                                               MANAGER INTERVIEW
 ................................................................................

that have grown earnings over the last three to five years at an annual rate of 18 percent or better, we'd get a wide variety of companies. Some would have led for one or two years but also experienced one or two poor years. In our view, the sustainability of growth is key.

LAMCO: How do you define "quality," as used in "quality growth?"

JOSTRAND: We use the term "durable business franchise." That's a mouthful, but it really comes down to what is most important of all, but most difficult to judge, and that is management. We believe in backing the endeavors of above average management teams. This takes time, it takes interviewing, it takes getting to know these people, it takes checking with people who have known them over time. We need to validate our impressions and conclusions, and then do it over and over again.

     We want management strategy to be consistent with what we observe the opportunity to be, and we think that top management needs to bring in middle management and employees to share the vision and implement the strategy. We like to see incentives in place to make sure that everybody, over time, continues to pursue those goals and objectives. We pay attention to the little things, for instance, how a company manages through new product introductions, product revisions or service upgrades. We want to make sure that their customers remain fully satisfied with the product or service. It may be an on-time record, a fulfillment rate or a retailer who always has the right inventory. It's very hands-on and time and research intensive. But, it's the only way that we are able to conclude that there is real durability in a company's performance through time.

[begin callout]

"The way in which we separate and identify quality growth stocks is by employing an outstanding group of analysts who do extensive, old-fashioned field work to research companies and industries."

[end callout]

LAMCO: Looking at it from a portfolio perspective, how many stocks are in a portfolio such as the All-Star Growth Fund and how do you construct your portfolios?

JOSTRAND: Portfolio construction is really a fall-out from our research process. To some extent it's diversification among industries, because finding leaders in an industry is a self-limiting process. There's only going to be one or two leaders in an industry. As a result, we end up finding companies in some obvious growth areas and we find others in some not so obvious growth areas.

     In terms of number of securities, it's 40 to 50 stocks. Recently, we have moved down the capitalization spectrum somewhat into the mid-cap area. Even though we spend a great deal of time getting to know a company, we'll initiate a new position quite modestly. As we gain experience and greater experience with the company, we will often increase the position.

     As far as industries go, we don't start with industry weighting guidelines. What we do tends to be a residual of our process, so, as a result, we may be absent or void in certain industries. An example of that right now would be the utility or energy sector as well as some segments of capital goods or basic industries sectors. With more mature industries that are extremely competitive, it's difficult to sustain growth over long periods of time.

LAMCO: Is there an example of an industry where you're overweight right now?

JOSTRAND: Financials, although banks traditionally have not been perceived as steady, above-average growers. The industry has been going through an extended wave of mergers and acquisitions, and that has driven some very nice returns. Some franchises within the industry have been in specialty niches and have done very well. One of the biggest, and it's a more obvious name, is Freddie Mac, the Federal Home Loan Mortgage Corporation. Among specialty banks, the credit card company MBNA has been a terrific growth company and continues to perform well despite rising consumer delinquencies.

LAMCO: Would you hold a stock through a tough period as long as you felt that it maintained that durable business franchise?

JOSTRAND: We do tend to be patient with companies. Almost all companies go through growing pains. The market, in general, treats those kinds of events more harshly than it used to and this has led to greater volatility within stocks. That's a problem for us as long-term investors, so we do tend to be a little bit more patient with good managements as long as we understand the issues and are convinced of the viability of management's plans for the future.

MANAGER INTERVIEW
 ................................................................................

LAMCO: You mentioned that you had moved to a slightly higher mid-cap allocation. Is that a function of today's high valuations?

JOSTRAND: In part, yes. Some of the mega-cap stocks that have done so well for the past two years are getting to extraordinary evaluations. To the extent that better companies in the mid-cap area have been left behind yet are performing very well, we are coming up with some attractive buys. So, we have begun to move in that direction, but not from any top-down strategic point of view.

LAMCO: That's an interesting point. You have said before that the emergence of ideal buy candidates is fairly rare for William Blair. Is it even rarer today, given the stock market's valuation?

JOSTRAND: Today's high price/earnings ratios can be a challenge, but we believe they are supportable based on our low inflation, low interest rate environment and the improved competitiveness of U.S. companies, which has resulted in higher profitability. We are trying to be mindful of things that would cause those fundamental underpinnings to change; in our opinion, they would likely be a change in inflation and interest rates.

[begin callout]

"You could describe our growth stock philosophy as going after 'a slice of growth,' not just any growth stock. In other words, we are after the highest quality, most consistent growth stocks."

[end callout]

     One thing to bear in mind is that the number of initial public offerings over the past few years has resulted in more publicly traded companies. I think the number of stocks traded on the NASDAQ has doubled in the last couple of years. So, there are many more stocks to choose from, but finding those with sustainable, durable growth prospects will always be a challenge.

LAMCO: You are a self-described long-term investor. Is there a typical holding period at William Blair?

JOSTRAND: Our holding periods have averaged out to about three or four years. Heightened volatility in individual securities may have caused that to drift downward, however. The emergence of so-called momentum investing, where a stock may be aggressively bought or sold based on a quarterly announcement, takes stocks to valuations that are not supportable, either on the high side or low side. We tend to add to or trim positions based on that. As a rule, however, we sell a stock based on fundamentals; for instance, if a company has begun to drift from its strategic focus or its ability to execute is hampered because of internal or external issues.

LAMCO: Do you set a target sell price when you buy a stock?

JOSTRAND: We really don't; it's a constant process of reevaluation. We think it narrows your thinking too much and can cause you to lose track of the two or three really important aspects of an investment. Some of our best buys have been stocks that we've owned for well over 10 years.

LAMCO: Give us some insights into the All-Star Growth Fund portfolio, please.

JOSTRAND: Let me start with a couple of recent purchases. One new idea is MSC Industrial, which is a Long Island, New York-based distributor of industrial products. MSC primarily distributes to maintenance/repair organizations, the so-called "MRO" industry. MSC has an inventory of over 330,000 different part numbers and has been growing its business, both sales and earnings, at over 30 percent annually. That's terrific business in what would normally be thought of as an older, more mature industry. We're dealing with industrial parts here, not high tech. MSC, however, is distinguished by a management that is focused on giving employees significant autonomy but with well defined goals, procedures and objectives. MSC also draws on superior information systems, including a customer database. They have used this to develop a strong direct mail and telephone sales support expertise. It has also led to MSC to offer, in the eyes of its customers, superior service based on high in-stock rates, same-day shipments, next-day deliveries and very low back order rates. That helps a company gain share and grow its business with existing customers. The MSC model also means lower costs, such as less paperwork and more efficient inventory management.

     An example of a longstanding holding is Pfizer, the pharmaceutical company. However, with Pfizer we've had to peel off a little of our position because the company was up more than 80 percent last year and gained another 30 percent this past quarter. Pfizer has a potential blockbuster drug with Viagra, its new impotence formulation. It could be a $2 billion product. So, Pfizer is a terrific company, but it had reached valuation levels that were difficult to justify. Selling part of our holding allowed us to make room for companies such as MSC.

                                                               MANAGER INTERVIEW
 ................................................................................

LAMCO: What about an example of one of the mid-cap stocks you mentioned earlier?

     JOSTRAND: Aspen Technology is a good one. It's a Boston-based company that plays to a major theme in the manufacturing world today, and that's productivity. Aspen provides software to process industry companies, such as refineries and pharmaceutical companies. The software is used for modeling, design, automation and process optimization. Some of it works off-line in the design stage or during plant upgrade, while some is on-line operations software that helps plant managers maintain optimal output and minimal input. Aspen has a blue chip list of clients and won several more in the first quarter. It sells unique products where there's limited competition and delivers a measurable, bottom line benefit to its customers. Another favorable aspect to Aspen's business is that two-thirds of its revenues and earnings is recurring in some sense, through consulting services or its unique term licensing approach. Most software companies are paid upfront. About half of Aspen's sales is on a term basis, so that after th ree to five years the customer has to come back for another license. We expect Aspen to do over $250 million in sales this year, up from just under $200 million last year.

[begin callout]

"...What is most important of all, but most difficult to judge ... is management."

[end callout]

     Another company we like is Linear Technology, a Milpitas, California, producer of analog circuits whose stock surged 18 percent in the first quarter. Notice, I said analog circuits, not digital. Linear's circuits interface with real world systems to measure temperatures, pressures and other factors. Linear has a very well balanced market; a little less than a third of its output is sold to the computer industry, another major portion goes to the telecom industry and a third major customer segment is industrial, both process and manufacturing industries. Any company that could have a sensor on a machine or a machine control system is a potential customer. Linear is a good example of how we'll look through an industry where there's substantial growth to find a company that can produce the kind of sustainability we want. Linear's products last four or five years, while a memory chip can be outdated in 18 months or less. Moreover, Linear's circuits are incredibly difficult to design. Once that circuit is designed in, it's relatively inexpensive, but changing it requires a lot of nonrecurring engineering costs. As a result, it's very difficult to get designed out of customers' systems. Linear's margins are good, and they look very sustainable going forward.

LAMCO: To wrap up, what are your thoughts about the stock market?

JOSTRAND: We expected a positive return from the market this year, but nothing like we experienced in the first quarter ... or, for that matter, what we've seen over the past three years. On a short-term basis, we're moderately cautious. But, underneath that, the fundamentals appear fairly sound. If there was a signal event last year, even more than the Asian crisis, it was the fact that inflation decelerated, rather than accelerated as many expected, and that it continues into this year. As a result, interest rates are down. Those factors -- inflation and interest rates -- are the two key underpinnings supporting higher P/E ratios, in our view. I will also say that the demographics do paint a powerful long-term picture. As baby boomers mature into their 40s, 50s and 60s -- the age cohort that tends to save at higher rates -- we have a factor that appears to bode well for the long term.

[begin callout]

"Today's high price/earnings ratios can be a challenge, but we believe they are supportable based on our low inflation, low interest rate environment and the improved competitiveness of U.S. companies ..."

[end callout]

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
 ................................................................................

COMMON STOCKS (98.4%)                SHARES      MARKET VALUE

AEROSPACE (2.0%)
Boeing Co.                           39,000      $  2,032,875
Lockheed Martin Corp.                15,000         1,687,500
                                                 ------------
                                                    3,720,375
                                                 ------------

AUTO, TIRES & ACCESSORIES (1.0%)
LucasVarity PLC ADR                  45,000         1,859,063
                                                 ------------

BANKS (6.2%)
Associated Banc-Corp.                13,961           753,021
Bank United Corp., Class A           15,600           780,000
CCB Financial Corp.                   6,300           696,544
Citicorp                             20,000         2,840,000
Commercial Federal Corp.             11,613           422,423
Crestar Financial Corp.              14,000           827,750
State Street Corp.                   31,500         2,143,969
Sovereign Bancorp, Inc.              42,000           763,875
TCF Financial Corp.                  24,000           817,500
Wells Fargo & Co.                     5,000         1,656,250
                                                 ------------
                                                   11,701,332
                                                 ------------

BUSINESS SERVICES (8.2%)
Alternative Resources Corp. (a)      28,100           604,150
American Management Systems (a)      36,100           990,494
Cendant Corp. (a)                    41,700         1,652,362
Cintas Corp.                         12,700           657,225
Cognizant Corp. (a)                  27,100         1,554,862
First Data Corp.                     38,470         1,250,275
GartnerGroup, Inc., Class A (a)      39,600         1,480,050
Interim Services, Inc. (a)           22,200           749,250
Iron Mountain, Inc.                  10,619           398,213
National Data Corp.                  32,900         1,367,406
Network General Corp. (a)            21,837         1,446,701
Rental Service Corp. (a)             18,000           418,500
Robert Half International, Inc. (a)  18,450           885,600
Shared Medical Systems Corp.         23,500         1,841,813
                                                 ------------
                                                   15,296,901
                                                 ------------

CHEMICALS (4.8%)
Cytec Industries, Inc. (a)           15,000           825,937
Hanna (M.A.) Co.                     44,693         1,092,185
Hercules, Inc.                       25,000         1,234,375
International Specialty Products,
  Inc. (a)                           30,000           526,875
Minerals Technologies, Inc.          54,790         2,452,759
Monsanto Co.                         30,000         1,560,000
OM Group, Inc.                       14,400           606,600
RPM, Inc.                            42,500           757,031
                                                 ------------
                                                    9,055,762
                                                 ------------

COMMUNICATIONS EQUIPMENT (2.1%)
ADC Telecommunications, Inc. (a)     24,100           664,256
Black Box Corp. (a)                  18,800           693,250
Nokia Corp. ADR                      25,000      $  2,698,438
                                                 ------------
                                                    4,055,944
                                                 ------------

COMPUTER & BUSINESS EQUIPMENT (1.4%)
Adaptec, Inc. (a)                    35,000           686,875
Komag, Inc. (a)                      34,332           502,106
Zebra Technologies Corp.,
  Class A (a)                        37,803         1,450,690
                                                 ------------
                                                    2,639,671
                                                 ------------

COMPUTER SERVICES & SOFTWARE (6.6%)
Aspen Technology, Inc.               17,500           721,875
Acxiom Corp. (a)                     66,900         1,714,313
Automatic Data Processing, Inc.      46,400         3,158,100
Cognos, Inc. (a)                     47,600         1,341,725
Concord EFS, Inc. (a)                27,700           957,381
Cotelligent Group, Inc. (a)          30,000           888,750
Microsoft Corp. (a)                  17,200         1,538,325
SPSS, Inc. (a)                       31,900           749,650
SunGard Data Systems, Inc. (a)       35,100         1,292,119
                                                 ------------
                                                   12,362,238
                                                 ------------

CONSUMER PRODUCTS (1.3%)
Blyth Industries, Inc. (a)           26,200           894,075
Cole National Corp., Class A (a)     21,600           834,300
Mattel, Inc.                         17,000           673,625
                                                 ------------
                                                    2,402,000
                                                 ------------

DIVERSIFIED (1.1%)
General Electric Co.                 20,000         1,721,250
Lydall, Inc. (a)                     23,000           415,438
                                                 ------------
                                                    2,136,688
                                                 ------------

DRUGS & HEALTH CARE (11.6%)
Allergan, Inc.                       26,700         1,014,600
Amgen, Inc.                           9,300           566,428
Apria Healthcare Group, Inc. (a)     45,800           406,475
Bard (C.R.) Inc.                     20,000           735,000
Beverly Enterprises                  47,000           625,687
Biomet, Inc.                         45,000         1,350,000
Boston Scientific Corp. (a)           1,500           101,250
Cardinal Health, Inc.                14,300         1,261,081
Covance, Inc. (a)                    56,500         1,387,781
DENTSPLY International, Inc.         36,000         1,122,750
Elan Corp. ADR (a)                   21,100         1,363,588
Hanger Orthopedic Group, Inc. (a)    28,000           470,750
HEALTHSOUTH Corp. (a)                63,800         1,790,388
Integrated Health Services, Inc.     24,500           963,156
Maxxim Medical, Inc. (a)             28,000           803,250
Medtronic, Inc.                      27,500         1,426,563
Millipore Corp.                      16,500           573,375
Omnicare, Inc.                       28,400         1,125,350
Pfizer, Inc.                         16,000         1,595,000


10   See Notes to Schedule of Investments.

                        SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)                SHARES      MARKET VALUE

DRUGS & HEALTH CARE (CONT.)
Pharmerica, Inc. (a)                 43,189      $    642,436
R.P. Scherer Corp. (a)               13,600           918,000
Shire Pharmaceuticals ADR            31,184           668,507
Sun Healthcare Group, Inc. (a)       57,600         1,072,800
                                                 ------------
                                                   21,984,215
                                                 ------------

ELECTRONICS & ELECTRICAL EQUIPMENT (6.9%)
Analog Devices, Inc. (a)             15,333           511,739
Arrow Electronics, Inc. (a)          60,000         1,623,750
CFM Technologies, Inc. (a)           29,300           437,669
General Scanning, Inc. (a)           34,000           731,000
Hubbell, Inc., Class B               19,000           957,125
Intel Corp.                          37,000         2,886,000
Linear Technology Corp.              16,400         1,131,600
Microchip Technology, Inc.           10,500           220,500
Molex, Inc.                          62,218         1,727,208
Photronics, Inc. (a)                 25,000           700,000
PRI Automation, Inc. (a)             22,000           576,125
SBS Technologies (a)                 22,000           632,500
Xilinix, Inc.(a)                     23,300           872,294
                                                 ------------
                                                   13,007,510
                                                 ------------

FINANCIAL SERVICES (12.1%)
Aames Financial Corp.                29,000           402,375
CMAC Investment Corp.                15,000         1,001,250
Countrywide Credit Industries, Inc.  55,000         2,925,312
Federal Home Loan Mortgage Corp.     93,000         4,411,687
Finova Group, Inc.                   17,400         1,024,425
Household International, Inc.        13,600         1,873,400
MBNA Corp.                           57,200         2,048,475
Money Store, Inc. (The)              45,800         1,462,738
Morgan Stanley, Dean Witter,
    Discover & Co.                   41,250         3,006,094
Paychex, Inc.                        15,000           868,125
Resource Bancshares
    Mortgage Group, Inc.             35,000           555,625
Southern Pacific Funding Corp. (a)   30,500           468,938
Travelers Group, Inc.                50,000         3,000,000
                                                 ------------
                                                   23,048,444
                                                 ------------

FOOD, BEVERAGE & RESTAURANTS (3.2%)
Brinker International, Inc. (a)      35,000           765,625
Canandaigua Brands, Class A (a)      13,916           794,951
Diageo PLC ADR                       25,920         1,261,980
Dole Food Co.                        30,000         1,451,250
Hormel Foods Corp.                   26,000         1,009,125
Performance Food Group Co. (a)       32,378           667,796
                                                 ------------
                                                    5,950,727
                                                 ------------

HOTELS & LEISURE (0.7%)
Carnival Corp., Class A              19,400         1,353,150

INDUSTRIAL EQUIPMENT (4.0%)
Albany International                 29,500      $    770,687
Barnett, Inc. (a)                    19,000           410,875
Caterpillar, Inc.                    36,000         1,982,250
DT Industries, Inc.                  14,000           537,250
Fastenal Co. (a)                     13,100           568,212
Illinois Tool Works, Inc.            25,100         1,625,225
Kulicke & Soffa Industries, Inc. (a) 37,500           815,625
MSC Industrial Direct Co., Inc. (a)  14,300           774,881
                                                 ------------
                                                    7,485,005
                                                 ------------

INSURANCE (8.1%)
ACE Limited                          75,000         2,826,563
AFLAC, Inc.                          35,000         2,213,750
American International Group, Inc.   15,000         1,889,062
Exel Limited                         40,000         3,100,000
HCC Insurance Holdings, Inc.         35,500           816,500
Progressive Corp.                    18,000         2,424,375
Transamerica Corp.                   18,000         2,097,000
                                                 ------------
                                                   15,367,250
                                                 ------------
METALS & MINING (0.4%)
Freeport-McMoRan Copper
    & Gold, Inc., Class A            40,000           797,500
                                                 ------------

OIL & GAS (1.9%)
Global Industries Ltd. (a)           36,500           743,687
IRI International Corp. (a)          53,000           649,250
Ocean Energy, Inc. (a)               35,750           842,359
Swift Energy Co. (a)                 32,446           553,608
Triton Energy Corp. (a)               5,600           205,800
Union Texas Petroleum Holdings, Inc. 30,000           663,750
                                                 ------------
                                                    3,658,454
                                                 ------------

PAPER & PLASTIC (1.6%)
AptarGroup, Inc.                      9,567           574,618
Caraustar Industries, Inc.           13,000           429,000
Champion International Corp.         25,000         1,357,812
Consolidated Papers, Inc.             9,000           576,000
                                                 ------------
                                                    2,937,430
                                                 ------------

PUBLISHING (1.5%)
R. R. Donnelley & Sons Co.            66,400        2,726,550
                                                 ------------

RETAIL TRADE (6.6%)
CVS Corp.                             20,200        1,525,100
Home Depot, Inc.                      27,900        1,881,506
Lowe's Companies, Inc.                18,200        1,277,413
Marks Brothers Jewelers, Inc. (a)     31,000          614,188
May Department Stores Co.             25,000        1,587,500
Petco Animal Supplies, Inc.           35,012          682,734
Staples, Inc. (a)                     76,500        1,773,844


11   See Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS / PER SHARE CHANGES IN NET ASSETS AS OF MARCH 31, 1998 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)                SHARES      MARKET VALUE
RETAIL TRADE (CONT.)
The Sports Authority, Inc. (a)        49,000     $    802,375
Viking Office Products, Inc. (a)     101,700        2,364,525
                                                 ------------
                                                   12,509,185
                                                 ------------

TELECOMMUNICATIONS (3.0%)
Airtouch Communications, Inc. (a)     33,000        1,614,937
IXC Communications, Inc. (a)          20,700        1,181,194
Mobile Telecommunication
    Technologies Corp. (a)            20,746          466,785
Sprint Corp.                          35,000        2,373,438
                                                 ------------
                                                    5,636,354
                                                 ------------

TRANSPORTATION (2.1%)
AMR Corp. (a)                         16,000     $  2,291,000
Hub Group, Inc., Class A (a)          24,500          684,469
U.S. Freightways Corp.                26,900          968,400
                                                 ------------
                                                    3,943,869
                                                 ------------

TOTAL COMMON STOCKS
(Cost $121,216,059)                               185,635,617
                                                 ------------

                                                                                 PAR
                                                                                VALUE
                                                                               ----------
REPURCHASE AGREEMENT (2.7%)
ABN AMRO Chicago Corp., dated 3/31/98, 5.95%, to be repurchased at
$5,158,853 on 4/01/98, collaterized by U.S. Treasury notes and bills with
various maturities to 2002, with a current market value of $5,278,714.         $ 5,158,000          5,158,000
                                                                                                  ------------
TOTAL INVESTMENTS (101.1%) (COST $126,374,059)(b)                                                 190,793,617

OTHER ASSETS AND LIABILITIES, NET (-1.1%)                                                          (2,078,301)
                                                                                                  ------------
NET ASSETS (100.0%)                                                                              $188,715,316
                                                                                                  ------------
NET ASSET VALUE PER SHARE (13,141,220 SHARES OUTSTANDING)                                              $14.36
                                                                                                  ------------

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.

(b) Gross unrealized appreciation and depreciation of investments at March 31, 1998 is as follows:

          Gross unrealized appreciation                                   $67,245,055
          Gross unrealized depreciation                                    (2,825,497)
                                                                          ------------
              Net unrealized appreciation                                 $64,419,558
                                                                          ------------

  Acronym                                Name
-----------                   ---------------------------
   ADR                        American Depository Receipt




                                        THREE MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                          MARCH 31, 1998    -----------------------------------------------------------
                                             (UNAUDITED)      1997           1996        1995       1994         1993
-----------------------------------------------------------------------------------------------------------------------
PER SHARE CHANGES IN NET ASSETS

Net asset value at beginning of period       $  12.89       $  11.27       $  10.55    $   9.95   $  10.54     $  10.28
                                             --------       --------       --------    --------   --------     --------
Net investment income (loss)                       --          (0.02)          0.01        0.31       0.23         0.18

Distributions declared                          (0.35)         (1.24)         (1.02)      (0.76)     (0.58)       (0.48)
Impact of shares issued in
   dividend reinvestment (a)                       --             --          (0.13)         --         --           --
Net realized and unrealized
   gain (loss) on investments                    1.82           2.88           1.86        1.05      (0.24)        0.56
                                             --------       --------       --------    --------   --------     --------
Net asset value at end of period             $  14.36       $  12.89       $  11.27    $  10.55   $   9.95     $  10.54
                                             --------       --------       --------    --------   --------     --------

(a) Effect of dividend reinvestment shares at a price below net asset value in accordance with the 1996 Automatic Dividend Reinvestment and Cash Purchase Plan.

THE THREE LIBERTY ALL-STAR FUNDS / DISTRIBUTION POLICY / DIVIDEND REINVESTMENT PLAN
 ...............................................................................

THE THREE LIBERTY ALL-STAR FUNDS
     A companion fund to Liberty All-Star Growth Fund, Inc. is also listed on the New York Stock Exchange, Liberty All-Star Equity Fund. In addition, a variable annuity version of Liberty All-Star Equity Fund is available as part of the Keyport Advisor variable annuity from Keyport Life Insurance Company, one of the Liberty Financial Companies as is Liberty Asset Management Company. Variable annuities, among other features, offer a way to accumulate retirement funds on a tax-deferred basis and to distribute those funds efficiently after retirement.

                                             NYSE                               NET ASSETS
                              FUND          TICKER                 FUND         AT 4/30/98
NAME                          TYPE          SYMBOL               OBJECTIVE      (millions)
------------------------------------------------------------------------------------------
Liberty All-Star           Closed-End        ASG                 Growth          $  191
Growth Fund, Inc.

Liberty All-Star           Closed-End        USA             Growth & Income      1,289
Equity Fund

Liberty All-Star Equity     Open-End,
Fund, Variable Series   Variable Annuity      --             Growth & Income         30
Growth & Income
------------------------------------------------------------------------------------------

     Additional information on all three funds is available from your broker. You may also contact Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) for either of the closed-end funds. For the variable annuity fund, you may call Keyport at 1-800-367-3653.

DISTRIBUTION POLICY
Liberty All-Star Growth Fund, Inc.'s current policy is to pay distributions on its common stock totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains to the extent of such excess.

DIVIDEND REINVESTMENT PLAN
Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether you wish to participate, or not participate, in the Plan. Participants in the Plan have their dividends and distributions automatically reinvested in additional shares of the Fund. Participants are kept apprised of the status of their account through quarterly statements.

NOTES
 ................................................................................

                                                                           NOTES
 ................................................................................

[back cover]


[Liberty All*Star logo]  LIBERTY
                         ALL*STAR
                         --------
                        GROWTH FUND

New York Stock Exchange Trading Symbol: ASG

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts  02110

DIRECTORS
Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*
Dr. John J. Neuhauser*

OFFICERS
Harold W. Cogger, Chairman of the Board of Directors
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer
J. Kevin Connaughton, Controller
John L. Davenport, Secretary


* Member of the audit committee.

--------------------------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).


[Liberty financial logo]